UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – December 30, 2015

Commission File Number 0-23320

OLYMPIC STEEL, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1245650
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

22901 Millcreek Blvd., Suite 650 Highland Hills, OH	44122
(Address of principal executive offices)	(Zip Code)

               Registrant’s telephone number, including area code (216) 292-3800

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]     Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 30, 2015, Olympic Steel, Inc. (the “Company”) and Mr. David A. Wolfort entered into a new employment agreement (the “Employment Agreement”) that, effective January 1, 2016, superseded and replaced the original employment agreement between the Company and Mr. Wolfort, effective as of January 1, 2011. Under the Employment Agreement, Mr. Wolfort will continue to serve as President and Chief Operating Officer of the Company for a term ending December 31, 2020. Under the Employment Agreement, Mr. Wolfort will receive a base salary of $735,000 per year, subject to possible increases as determined by the Board. During the period of employment, Mr. Wolfort will be eligible for a performance bonus under the Company’s Senior Management Compensation Plan in place as of 2015, as amended, or such other bonus plan that may replace the plan, and Mr. Wolfort will be eligible to participate in any long-term incentive plan, which may be created or amended by the Board from time to time. If the Company terminates Mr. Wolfort’s employment “without cause” during the term of the Employment Agreement and the termination does not otherwise entitle Mr. Wolfort to payments under his Management Retention Agreement with the Company, Mr. Wolfort will continue to receive his compensation and continued benefits under the Employment Agreement during the period ending on the earlier of (i) December 31, 2020 or (ii) the second anniversary of the termination of his employment. If Mr. Wolfort’s employment terminates during the term of the Employment Agreement due to death or disability, and he or his beneficiaries are not entitled to any payments under his Management Retention Agreement with the Company, Mr. Wolfort or his beneficiaries will continue to receive his base salary for twelve months and his spouse and minor children will be entitled to twelve months of continued health insurance. The Employment Agreement includes non-competition and non-solicitation covenants that will be in effect while Mr. Wolfort is employed by the Company and for the two-year period following the termination of his employment.

The foregoing is only a brief description of the material terms of the Employment Agreement, does not purport to be a complete description of the Employment Agreement, and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.31 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit Number	Description of Exhibit

10.31	Employment Agreement, effective as of January 1, 2016, by and between the Company and David A. Wolfort.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC STEEL, INC.

Date: December 31, 2015	By:	/s/ Richard T. Marabito
Richard T. Marabito
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.31	Employment Agreement, effective as of January 1, 2016, by and between the Company and David A. Wolfort.

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